UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2007
HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1069 State Route 46 East
Batesville, Indiana	47006-8835
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On May 10, 2007, the Company announced its earnings for the second quarter ended March 31, 2007. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	99	Press release dated May 10, 2007 issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: May 11, 2007	BY:	/S/ Gregory N. Miller Gregory N. Miller Senior Vice President and Chief Financial Officer

DATE: May 11, 2007	BY:	/S/ Richard G. Keller Richard G. Keller Vice President – Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99	Press release dated May 10, 2007 issued by the Company.

4